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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 10, 2000*

                                Sickbay.com, Inc.
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                      (Exact name as specified in Charter)

          Utah                   33-20525
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(State or other jurisdiction    (Commission                 (IRS Employer
   of incorporation)            File Number)            Identification Number)



                 510 Broadhollow Road, Melville, New York 11747
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:       516-694-0400
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                                   Xetal, Inc.
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          (Former name of former address, if changed since last report)






*See Introductory Note.


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                                INTRODUCTORY NOTE

     On December 29, 1999 Sick-Bay.Com, Inc., a Delaware corporation ("Sick-Bay Delaware") entered into a Reorganization Agreement (the "Agreement") with Xetal, Inc., a Utah corporation ("Xetal"). Pursuant to the Agreement, Xetal spun off all of its prior business operations by a one-for-one restricted stock dividend of APO Health, Inc. ("APO") to the existing shareholder base of Xetal. Prior to the spin-off, Xetal, the parent Company, had been inactive and all of the operations had been maintained in wholly owned operating subsidiaries. Thus, the spin-off left the remaining publicly owned entity without any remaining assets or business. Pursuant to the Agreement, the shareholders of Xetal also retained their shares in the Company, while the shareholders of Sick-Bay Delaware received shares of the Company representing over 95% of the Company's Common Stock (the "Reorganization"). After the Reorganization, the Company owned the InterNet medical portal business of Sick-Bay Delaware, changed its name to Sickbay.com, Inc. ("Sickbay"), and also changed its Cusip number and ticker symbol ("SKBY").

     Subsequent thereto, the management of Sickbay became aware that on November 16, 1998, a Registration Statement on Form SB-2 (the "1998 Registration Statement")filed by Xetal was declared effective by the Securities and Exchange Commission. At the time of the filing, Xetal was a publicly-owned, Bulletin Board listed, non-reporting company. All of the operations of Xetal were conducted through subsidiary companies. The Registration Statement related to a proposed underwritten public offering of additional Common Stock of Xetal. The public offering was not consummated. No securities were sold by the Registrant pursuant thereto or otherwise. The Registrant did not previously hereto file a Form 8-A or otherwise commence its filing of periodic and other reports under the Securities Exchange Act of 1934. However, since the 1998 Xetal Registration Statement was not properly withdrawn, the Company may be deemed to have been required to file periodic and other reports under the Securities Exchange Act of 1934 since November of 1998. Accordingly, new management of the Registrant requested and received the cooperation of the former management and current auditors of the Registrant in preparing and filing the Company's 10QSB's for the periods ended 12/31/98, 3/31/99 and 6/30/99, as well as a 10-K for the year ended 9/30/99. Those filings have been made as of the date hereof, and in effect, constitute the trigger date for the filing of this form 8-K.



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Item 1.  Change in Control of Registrant

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     On December 29, 1999, the Company effectuated a Reorganization under the
Internal Revenue Code (IRC) Section 368 acquiring all of the business and assets of Sick-Bay.com, Inc., a Delaware corporation ("Sick-Bay Delaware"). Prior to the reorganization transaction, Sick- Bay Delaware owned and operated an internet health care portal. The acquisition resulted in the owners of Sick-Bay Delaware acquiring 96.4% of the Company's common stock.

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Item 2.  Acquisition of Disposition of Assets.

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     On December 29, 1999, the Company acquired substantially all of the assets of Sick-bay Delaware. Such assets included all of the tangible and intangible assets of Sick-Bay Delaware's Internet health portal web site and developing web related businesses.

     Immediately prior to the Reorganization, the capital stock of the Company's operating division, APO Health, was spun-off to the pre-existing shareholders, divesting the Company of substantially all of its pre-existing assets. Such assets included all inventory, fixtures, shelving, hardware, furniture, trade secrets, cash accounts receivables, and the lease to premises located at 3590 Oceanside Road, Oceanside, NY. Each shareholder of the Company prior to the Reorganization retained their stock in the Company and also received restricted stock in APO Health, on a share for share basis, determined by their current holdings.

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Item 3.  Bankruptcy or Receivership

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     Not applicable.

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Item 4.  Changes in Registrant's Certifying Accountant.

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     There has been no change of the Company's certifying accountant. The firm of Linder & Linder, which certified the September 30, 1999 year-end financial statements of the Company, also certified the financial statements of Sick-Bay Delaware for its fiscal year ended December 31, 1999.

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Item 5.  Other Events.

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     The Company has entered into a Letter of Intent to acquire (in effect reacquire) APO Health, the company's former operating company, for the purchase price of Six Million Dollars ($6,000,000). The Letter of Intent provides the Company with a 75-day exclusive time period for acquiring APO Health. APO Health is a wholesale/retail supplier of dental, veterinary and medical supplies located in Oceanside, New York.

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Item 6.  Resignations of Registrant's Directors.

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     Pursuant to the Terms of the Reorganization Agreement, the directors of
Xetal, Inc. voluntarily resigned their Board positions in favor of Sick-Bay Delaware's management. There was no disagreement between the resigning Board Members on any matter concerning the Registrant's operations, policies, or practices. The purpose of the resignations was to permit the direction of the company to be managed by the new control group.

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Item 7.  Financial Statements and Exhibits.

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10.1.  Reorganization Agreement dated December 29, 1999.
10.2. Audited Financial Statements of Sick-Bay Delaware, as of and for the period ended December 31, 1999.

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Item 8.  Change in Fiscal Year.

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     The Company's Fiscal Year has been changed to December 31. The Company intends to file a 10-K for the year ended December 31, 1999 within the next fifteen business days, and, in any event, before March 30, 2000.

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Item 9.  Sales of Equity Securities Pursuant to Regulation S.

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     Not applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 14, 2000

                                                SICKBAY.COM, INC.
                                                (formerly known as Xetal, Inc.)

                                                /s/ MARK BASILE
                                                --------------------------------
                                                    Mark Basile
                                                    Chairman and Secretary

                                                /s/ ALLEN MOTOLA
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                                                    Dr. Allen Motola
                                                    President and Treasurer

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